UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): August 10, 2004


                                 CNB CORPORATION




Incorporated under the      Commission File No. 2-96350       I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                 57-0792402




                                  P.O. Box 320
                          Conway, South Carolina 29528
                             Telephone: 843-248-5271







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Item 7.   Financial Statements and Exhibits

          (c)  Exhibit 99      Code of Ethics for Executive Officers

Item 10. Amendments to Registrant's Code of Ethics or Waiver of a Provision of the Code of Ethics.

         On August 10, 2004, the Registrant's Board of Directors adopted a Code of Ethics for Executive Officers that addresses specifically the standards set forth in Regulation S-K, Item 406(b). A copy of the new Code of Ethics is set forth as Exhibit 99.










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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              CNB Corporation
                                              (Registrant)



   Date: August 13, 2004                  By: s/Paul R. Dusenbury
                                             ----------------------------------
                                             Paul R. Dusenbury
                                             Vice President and Chief Financial
                                             Officer












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                                  EXHIBIT INDEX

Exhibit 99                    Registrant's Code of Ethics for Executive Officers